SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: March 12, 2004

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of corporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 252-2000

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired: None

(b)  Pro forma financial information: None

(c)  Exhibits:

These exhibits are furnished pursuant to Items 9 and 12 hereof and should not be deemed to be “filed” under the Securities Exchange Act of 1934.

99.0	Reconciliation of GAAP to Pro Forma Segment Information for the Three Months Ended December 31, 2003

99.1	Reconciliation of GAAP to Pro Forma Segment Information for the Twelve Months Ended December 31, 2003

99.2	Quantification of Close Out Sales Amounts for the Three and Twelve Months Ended December 31, 2003

Item 9.	Regulation FD Disclosure and

Item 12.	Disclosure of Results of Operations and Financial Condition.

Immediately after the filing of this Form 8-K, Mattel anticipates posting on its corporate website www.mattel.com, under the “Investors & Media - Financial Information - Financial History” section, revised Pro Forma Quarterly Trends, Pro Forma Annual Trends and Reconciliation of GAAP to Pro Forma schedules, reflecting the addition to such schedules of segment information for the three and twelve months ended December 31, 2003, copies of which are furnished herewith. These exhibits are incorporated herein by reference.

In Exhibits 99.0 and 99.1, Mattel includes the following non-GAAP financial measures, for the three and twelve months ended December 31, 2003, respectively, which its uses to analyze its continuing operations and to monitor, assess and identify meaningful trends in its operating and financial performance:

•	Gross sales

•	Operating income before charges

Net sales, as reported in the consolidated statements of operations, include the impact of sales adjustments, such as trade discounts and other allowances. Gross sales represent sales to customers, excluding the impact of sales adjustments such as trade discounts and other allowances. Consistent with its segment reporting, Mattel presents changes in gross sales as a metric for comparing its aggregate, business unit and geographic results to highlight significant trends in Mattel’s business. Changes in gross sales are discussed because most sales adjustments are not allocated to individual brands, making net sales less meaningful. A reconciliation of gross sales to the most directly comparable GAAP financial measure, net sales, is provided in Exhibit 99.0 and Exhibit 99.1 furnished in this Form 8-K.

Operating income before charges includes adjustments to GAAP operating income to remove the impact of charges that are part of a three-year financial realignment plan that was completed in 2003 (all of which are described in Mattel’s quarterly press releases). For the twelve months ended December 31, 2003, operating income before charges also excludes income related to the reversal of a 1999 reserve. Management believes this non-GAAP financial measure assists management and investors in evaluating, and comparing from period-to-period, Mattel’s results from ongoing operations in a more meaningful and consistent manner while also highlighting significant trends in the results of operations. In addition, management uses operating income before charges for a variety of purposes, including devising operating targets, evaluating actual performance against such targets at the company, business unit and individual level, evaluating trends in Mattel’s results of operations, and forecasting. A reconciliation of operating income before charges to the most directly comparable GAAP financial measure, operating income, is provided in Exhibit 99.0 and Exhibit 99.1 furnished in this Form 8-K.

In Exhibit 99.2, Mattel includes the quantification of close out sales by segment for the three and twelve months ended December 31, 2003. During the fourth quarter of 2003, Mattel changed the way certain close out sales are classified in its consolidated statement of operations. Close out sales are sales of certain products that are no longer included in current product lines. Effective October 1, 2003, close out sales previously classified as a reduction of cost of sales are now classified as net sales in Mattel’s consolidated statements of operations. This change in classification has no impact on gross profit, operating income, net income, income per share, balance sheets or cash flows for any period.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ ROBERT NORMILE
Robert Normile Senior Vice President, General Counsel and Secretary

Date: March 12, 2004

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